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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  June 16, 2006


                               MOVADO GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            BANK OF AMERICA LINE OF CREDIT AGREEMENT AND AMENDED AND RESTATED PROMISSORY NOTE.

            On June 16, 2006, Movado Group, Inc. (the "Company") executed a line of credit letter agreement with Bank of America ("B of A") and an amended and restated promissory note in the principal amount of up to $20,000,000 payable to B of A.

            Pursuant to the line of credit letter agreement, B of A will consider requests for short-term loans and documentary letters of credit for the importation of merchandise inventory, the aggregate amount of which at any time outstanding shall not exceed $20,000,000. The Company's obligations under the agreement are guaranteed by its subsidiaries, Movado Retail Group, Inc. and Movado LLC.

            Pursuant to the amended and restated promissory note, the Company promised to pay to B of A $20,000,000, or such lesser amount as may then be the unpaid balance of all loans made by B of A to the Company thereunder, in immediately available funds upon the maturity date of June 16, 2007. The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time prior to the maturity date. The amended and restated promissory note bears interest at an annual rate equal to either (i) a floating rate equal to the prime rate or (ii) such fixed rate as may be agreed upon by the Company and B of A for an interest period which is also then agreed upon. The amended and restated promissory note contains various representations and warranties and events of default that are customary for instruments of that type.

            The line of credit letter agreement supersedes the line of credit letter agreement from B of A to the Company dated December 12, 2005, as amended, and the amended and restated promissory note supersedes the amended and restated promissory note dated December 12, 2005.



ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  June 21, 2006

                                         MOVADO GROUP, INC.


                                         By:    /s/ Timothy F. Michno
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                                         Name:  Timothy F. Michno
                                         Title: General Counsel